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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                October 20, 2005
                Date of Report (Date of earliest event reported)

                             MATRIA HEALTHCARE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                0-20619                                 20-2091331
       ------------------------              ---------------------------------
       (Commission File Number)              (IRS Employer Identification No.)

    1850 Parkway Place, Marietta, GA                       30067
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(Address of Principal Executive Offices)                 (Zip Code)

                                  770-767-4500
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

        On October 20, 2005 the Registrant issued a press release announcing earnings for the quarter ended September 30, 2005. A copy of the press release announcing the third quarter 2005 earnings is attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

99.1   Press release, dated October 20, 2005.

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                                   SIGNATURES

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Matria Healthcare, Inc.

                                                    By:  /s/ Parker H. Petit
                                                         -----------------------
                                                         Parker H. Petit
                                                         Chairman and
                                                         Chief Executive Officer

Dated: October 20, 2005

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION OF EXHIBITS
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99.1           Press release by Matria Healthcare, Inc. dated October 20, 2005.